Performance

RELATIVE RETURNS

As of July 31, 2026, Periods of over one year are annualized

The performance data provided represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate so that a Participant's units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The HIT is internally managed and participants pay only for the actual expenses of operating the HIT. The Bloomberg U.S. Aggregate Bond Index (“Bloomberg Aggregate”) reflects no deductions for expenses and is not available for direct investment. Investors should consider the HIT's investment objectives, risks and expenses carefully before investing. A Prospectus containing more complete information may be obtained from the HIT by calling the Marketing Department at 202-331-8055, or by viewing the above-referenced link. The prospectus should be reviewed carefully before investing.

Portfolio

SECTOR ALLOCATION As of July 31, 2026

^ Chart based on value of total investments and includes unfunded commitments but does not include U.S. treasury futures contracts.

The following are general descriptions of certain types of investments that may be held by the HIT and are not intended to describe all assets actually held in the HIT’s current portfolio.

•	Multifamily Construction Mortgage-Backed Securities: The Trust invests in fixed-income securities that finance the construction of multifamily properties. These securities generally have credit enhancements from FHA, Ginnie Mae (GNMA), or a letter of credit or repurchase guarantee from an entity rated “A” or better. These securities generally fund over 12-24 months and upon completion of construction, a permanent security is issued. These securities typically generate yields above U.S. Treasury investments with comparable average lives and generally have significant prepayment protections.
•	Multifamily Permanent Mortgage-Backed Securities: The Trust invests in securities that are either backed by permanent loans for multifamily properties or by loans for existing single-family homes. These FHA, GNMA, Fannie Mae, or Freddie Mac credit enhanced investments typically generate yield spreads above U.S. Treasury investments with comparable average lives. Additionally, multifamily mortgage-backed securities generally have significant prepayment protections.
•	State Housing Finance Agency Securities: The Trust may invest in securities that are backed by construction and/or permanent loans for multifamily properties having evidence of support by a state or local government and that, among other things, are guaranteed or insured by a state or local housing finance agency (“A” rated or better or top tier by Standard and Poor’s); are secured by recourse to such assets of the Housing Finance Agency as to provide protection comparable to a pledge of the agency’s general credit; or satisfy other indicia of credit quality set out in the Declaration of Trust.

•	Single Family Mortgage-Backed Securities: The Trust invests in securities that pool individual mortgages from single family homes. The interest and principal cash flows are passed through to the investor of the MBS net of any servicing fees. These Fannie Mae, GNMA, or Freddie Mac credit enhanced investments typically generate yield spreads above U.S. Treasury bonds. There is no prepayment protection on these securities meaning payments could be more than the scheduled amount.
•	Construction and Permanent Mortgages: The Trust invests in loans used to finance the purchase, refinance or construction of a property.

CREDIT COMPARISON As of July 31, 2026

^ Chart based on value of total investments and includes unfunded commitments but does not include U.S. treasury futures contracts.

RISK COMPARISON As of July 31, 2026

Source: HIT and Bloomberg US Aggregate Bond Index

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

The table above compares the HIT’s portfolio risk measures to those of the Bloomberg Aggregate.

*Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

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